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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2006

                       BEAR STEARNS ASSET BACKED SECURITIES I LLC

(Exact name of registrant as specified in its charter)

Delaware	333-120916	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

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Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On February 28, 2006, Bear Stearns Asset Backed Securities I LLC caused the issuance and sale of the GreenPoint MTA Trust, Mortgage Pass-Through Certificates, Series 2006-AR1, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006, among Bear Stearns Asset Backed Securities I LLC, as seller, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits (executed copies): The following execution copies of Exhibits to the
Form S-3 Registration Statement of the Registrant are hereby filed:
Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1        Pooling and Servicing Agreement, dated as of February 1, 2006 among Bear Stearns Asset Backed Securities I LLC, as seller, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation.

10.2       Grantor Trust Agreement, dated as of February 28, 2006 between Bear Stearns Asset Backed Securities I LLC, as seller, and Wells Fargo Bank, National Association, as Grantor Trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: March 15, 2006

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Pooling and Servicing Agreement	5
2	5	Grantor Trust Agreement	627

EXHIBIT 1